LONGLEAF PARTNERS FUNDS SM

QUARTERLY REPORT

at March 31, 2004

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	5
Performance History and Portfolio Summary	7
Portfolio of Investments	8

Longleaf Partners International Fund (International Fund)
Management Discussion	11
Performance History and Portfolio Summary	13
Portfolio of Investments	14

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	17
Performance History and Portfolio Summary	19
Portfolio of Investments	20
Service Directory	Back Cover

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

We closed the first quarter of 2004 with all three Longleaf Partners Funds in positive territory. The International Fund was the only Fund, however, that performed above both its benchmark index and our annual bogey of inflation plus 10%. After three straight quarters of substantial compounding it is not surprising to see returns take a breather.

The good news, which is not necessarily apparent, is that we made significant fundamental price-to-value progress domestically in the last three months. We sold fully priced investments and our remaining holdings grew their intrinsic values more than their security prices appreciated. Thus, the price-to-value ratios of the Partners and Small-Cap Funds declined from recent historic highs. The reduced P/V’s mean an increase in the margin of safety in the portfolios, as does the higher cash level in all three Funds.

In the 2003 second quarter letter we discussed the difficulty we were having finding qualified and undervalued equities. We have now completed the fourth consecutive quarter where combined sales have exceeded purchases. Most ideas that look statistically cheap suffer from quality problems that we are not willing to overlook. As a result, the cash levels in the three Funds range from 24% to 30%. Sir John Templeton highlighted the current challenge in the April issue of SmartMoney when he said, “I believe there are fewer opportunities than I’ve ever seen in 91 years.”

Holding cash is not our goal as your managers or as the largest collective owner of the Funds. We know that we will not achieve inflation plus 10% holding Treasury Bills that yield 1%. Why then are we willing to let cash build? First let us clarify what we are not doing.

•	We are not making an asset allocation decision. We are committed long-term business owners. We abhor conventional lending. We want to own companies, but only on our terms and conditions.

•	We are not making a bet against the market. We have no idea what markets will do and we would not speculate with your capital or ours by betting on a market correction.

Very simply, we have not found qualifying investments and we are unwilling to force it. Longleaf’s cash is a residual outcome of 1) selling stocks that reach our appraisals and 2) not finding any materially undervalued securities of good companies with excellent managements. Our situation is similar to what Warren Buffett described in his recent 2003 Berkshire Hathaway Annual Report. “Our

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

capital is underutilized now, but that will happen periodically. It’s a painful condition to be in — but not as painful as doing something stupid. (I speak from experience.)”

The cash that the Longleaf Funds currently hold will earn dismally low returns in today’s low-interest environment. The liquidity will, however, enable us to lay the foundation for the next decade of successful compounding when we find qualifying investments. We do not know how or when opportunity will emerge. Having cash available to buy a meaningful stake when we find a 100+% return opportunity with low risk more than compensates for the measly 1% yield we make on the temporary cash. Seth Klarman, who runs the exceptionally successful Baupost Funds, addressed holding cash in his year-end letter:

Perhaps some of you will soon be asking why you are paying us a management fee to hold so much cash. Let us preempt you by saying that you are not. You are paying us to decide when to hold onto cash and when to invest it... Cash... offers positive albeit very limited yield, complete safety of principal, and full and instant liquidity... The investment [should be] made not because cash is bad, but because the investment is good. Exiting cash for any other reason involves dangerous thinking and greatly heightened risk.

Why does conventional wisdom (which is rarely wise) dictate that equity managers always remain fully invested in stocks even when doing so puts capital at great risk?

•	Many managers are not substantial investors in their own funds. Capital loss does not mean that they lose.

•	Many managers are paid based on returns relative to an index, not absolute, positive results. In a rising market cash drags performance, so the manager stays invested. Although shareholders have a greater risk of loss, the manager receives a higher bonus. When the market begins to falter, if the fund doesn’t decline more than the index, the manager’s remuneration is unaffected even if the fund’s deterioration is large.

•	Not only is compensation most often tied to relative results, the same metrics dictate job security. As long as a manager meets the index, he is not “underperforming” even if he loses half his clients’ capital.

•	Many managers focus on short-term results because they are measured quarterly, not on a long time horizon. Holding cash for a week has a big impact if the pertinent period is only ninety days. While patience is a

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

virtue for long-term business buyers, for managers with a short horizon, patience is anathema.

•	Clients often want to see activity as proof that a manager is earning his fee. Some clients might wonder why they pay a manager to sit still. We are fortunate because most of our Longleaf shareholders understand that many times doing nothing is the appropriate investment choice.

Your managers at Longleaf will operate as we have since you hired us. We will wait patiently for terrific opportunities. We are unwilling to commit resources to marginally attractive investments because the risks are higher and the prospective returns are lower. We believe that our patience and discipline today will pay off handsomely over the next five years. We trust you concur.

We also hope that we will see many of you at our annual shareholder presentation scheduled for Wednesday, May 12 at 5:30 at the Memphis Botanic Garden. If you need further information, please visit our web site at www.longleafpartners.com, or call us. We look forward to being with you.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

(Intentionally Left Blank)

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund rose 1.2% in the quarter, pushing the Fund’s twelve month return to 37.9%. The S&P 500 Index gained 1.7% over the last three months and has moved up 35.1% over the last year. The Fund did not make remarkable progress during the first quarter towards our annual goal of inflation plus 10%, but the one year return is over three times the bogey.

With the superior compounding of the last twelve months, the portfolio sits at a markedly higher price-to-value ratio than it did a year ago (77% versus 59%) and contains substantially more cash. Opportunity in the Fund can improve in three ways:

•	Selling businesses that approach appraisal lowers the P/V (although cash increases.) In the quarter we finished selling ADP and scaled back Marriott, Pioneer Natural Resources, and Disney when they became overweighted as a result of rising prices. These sales made the P/ V somewhat more attractive. Today, four of the Fund’s holdings are selling for over 90% of appraisal.

•	The P/V will decline as we add companies priced at 60% or less of value. Over the quarter we failed to find any new qualifying investments and only one existing holding currently sells for below 60% of appraisal. Cash reserves, which are not part of the P/V calculation, are 24% of assets, equating to over four new positions when we find companies that meet our criteria.

•	As the companies we own grow their intrinsic values, our expected return will increase. A number of holdings reported good results over the last three months and the P/V improved with the value growth.

During the quarter many stocks added to performance. NipponKoa led the contributors driven largely by the significant rise in the Japanese equity market. NipponKoa’s book value increased as its investments rose. Ongoing positive results at Aon, Vivendi, and FedEx drove their stocks up enough to also make a meaningful impact on the Partners Fund’s return.

Level 3 Communications hurt the Fund’s results. Lower operating cash flow expectations for 2004 precipitated a 29% price drop. The managed modem business will decline because AOL is decreasing its Level 3 business following revisions in AOL’s dial-up growth expectations. In addition, pricing competition in the Internet Protocol segment has remained terrible for longer than anticipated. Although demand for IP traffic is growing, revenues are flat. On the other hand, transport revenues are rising at a healthy rate. Our appraisal of Level 3 remains well above its price because we believe that beyond 2004 the company

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

will make up in broadband what it loses in dial-up service, will benefit as pricing becomes more rational, and will continue to see massive increases in demand with the growth of newer applications such as voice-over-IP and wireless communications.

Two holdings received much attention when Comcast bid for Disney. We cannot anticipate the outcome, but at each company we have leaders who are well aware of their business’ intrinsic value and are owner-operators whose interests align with our own. We expect that Michael Eisner and the Disney board will be reluctant to sell such high quality and irreplaceable assets for less than true worth. Brian Roberts has a strong record of being a disciplined buyer and not overpaying for assets. Both companies sell for prices below our appraisals of their entrenched and growing businesses.

We continue to monitor if and when to close the Partners Fund to new investors. Cash rose during the quarter but we believe the magnitude of inflows has not been harmful to shareholders. We are happy to have some liquidity in the Fund to give us the ability to act quickly when we identify the next great investments. Greed is far more prevalent today than fear, but many decades of market history instruct that at some point that will reverse.

Partners Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended March 31, 2004

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	1.20%	4.18%	1.69%
One Year	37.85	11.74	35.12
Five Years	9.86	12.58	(1.20)
Ten Years	14.99	12.44	11.68

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 26.7% of Net Assets)

Vivendi Universal SA (EX FP and V)	6.0%
French conglomerate with numerous entertainment, media and telecommunications assets.

The Walt Disney Corporation (DIS)	5.6%
A media and entertainment company consisting of ESPN and other cable channels, the ABC Network, T.V. stations, theme parks, and movie studios, as well as other assets.

FedEx Corporation (FDX)	5.1%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

The NipponKoa Insurance Company, Ltd. (8754)	5.0%
Japanese provider of both non-life (property/casualty) and life insurance services.

Aon Corporation (AOC)	5.0%
Worldwide insurance brokerage and consulting firm.

PORTFOLIO CHANGES

January 1, 2004 through March 31, 2004

New Holdings	Eliminations

None	Automatic Data Processing, Inc. News Corporation Limited Special ADS Preferred

Partners Fund - PORTFOLIO OF INVESTMENTS

at March 31, 2004 (Unaudited)

Shares			Value

Common Stock 75.4%
		Automobiles 2.9%
5,000,000		General Motors Corporation	$235,500,000
		Beverages 2.7%
16,832,505		Diageo plc (Foreign)	219,339,203
		Broadcasting and Cable 7.4%
1,668,996	*	Comcast Corporation – Class A	47,966,945
10,084,326	*	Comcast Corporation – Class A Special	281,151,009
18,381,099	*	The DIRECTV Group, Inc. (Formerly Hughes Electronics Corporation)	282,701,303

			611,819,257

		Entertainment 5.6%
18,465,000		The Walt Disney Corporation	461,440,350
		Environmental Services 3.7%
10,161,100		Waste Management, Inc.	306,661,998
		Lodging 6.9%
18,050,700		Hilton Hotels Corporation	293,323,875
6,424,300		Marriott International, Inc.	273,353,965

			566,677,840

		Multi-Industry 6.0%
14,386,570	*	Vivendi Universal SA (Foreign)	381,366,984
4,141,900	*	Vivendi Universal SA ADR (Foreign)	109,926,026

			491,293,010

		Natural Resources 3.5%
8,818,200		Pioneer Natural Resources Company	284,827,860
		Property & Casualty Insurance 10.0%
14,627,000		Aon Corporation	408,239,570
61,997,000		The NipponKoa Insurance Company, Ltd. (Foreign)	415,955,265

			824,194,835

		Publishing 2.7%
2,973,300		Knight Ridder, Inc.	217,794,225
		Real Estate 2.8%
13,284,900		Trizec Properties, Inc.	227,836,035
		Restaurants 4.5%
9,880,000	*	Yum! Brands, Inc.	375,341,200

Partners Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2004 (Unaudited)

Shares			Value

		Technology 4.6%
11,563,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	$334,371,652
1,531,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	44,396,346

			378,767,998

		Telecommunications 7.0%
81,029,000	*	Level 3 Communications, Inc.	325,736,580
3,598,500		Telephone and Data Systems, Inc.	255,025,695

			580,762,275

		Transportation 5.1%
5,615,000		FedEx Corporation	422,023,400

		Total Common Stocks (Cost $4,242,913,006)	6,204,279,486

Principal
Amount

Short-Term Obligations 24.3%
243,471,000	Repurchase Agreement with State Street Bank, 0.40% due 4-1-04, Repurchase price $243,473,705 (Collateralized by U.S. government agency securities)	243,471,000
1,750,000,000	U.S. Treasury Bills, 0.86%-0.94% due 4-15-04 to 6-17-04	1,748,125,361

Total Short-Term Obligations	1,991,596,361

Total Investments (Cost $6,234,509,367)(a)	99.7%	8,195,875,847
Other Assets and Liabilities, Net	0.3	27,963,607

Net Assets	100.0%	$8,223,839,454

Net asset value per share	$30.34

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 18% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

260,000,000	Euro 6-16-04	$318,910,767	$1,162,233
13,750,000,000	Japanese Yen 6-16-04	132,483,561	(3,581,340)
25,500,000,000	Japanese Yen 9-15-04	246,453,010	(9,706,189)

		$687,847,338	$(12,125,296)

(Intentionally Left Blank)

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund returned 6.5% in the first quarter compared to a 4.3% return for the EAFE index. At this time last year, most international markets were hitting fresh lows as concerns about the war in Iraq and the Japanese economy drove money out of equities. The change in both sentiment and performance over just twelve months has been breathtaking. To take a few examples, the Japanese equity market reported a 47% gain in the fiscal year ended March 30, its best one year performance in thirty years. The EAFE Index soared 58% and Longleaf International returned 71% over the twelve months. Unfortunately, today’s renewed enthusiasm for equities implies far lower future returns. Last year at this time, we wrote that we shared your disappointment with recent returns, but that we were convinced that shareholders would be rewarded for their patience. We based this conviction on the abundance of high quality companies available at once-in-a-lifetime prices. The Fund was fully invested, and the price-to-value ratio approached all time lows. Today, cash is nearly 30% of assets, the price-to-value ratio is at an all-time high at 74%, new ideas are scarce, and we have closed the Fund to new investors.

We sold positions that reached our appraisals and trimmed those that approached fair value. These sales were often painful, as in the case of Brascan, where the market finally appreciated the extraordinary leadership and value creation provided by Bruce Flatt. Few companies in the portfolio were as affected by September 11th as Brascan, which through its 50% stake in Brookfield Properties, owned several buildings damaged during the attacks. Bruce and his team redoubled their commitment to downtown New York at a time when many were writing off the area. He opportunistically repurchased shares and created value across Brascan’s portfolio. Other sales, such as Hollinger International, were a relief. Despite unresolved corporate governance issues, the premium value of Hollinger’s assets, in our opinion, was fully reflected in the price of Hollinger’s stock and in the ongoing private auction for these assets. Both Hollinger and Brascan served as reminders of the importance of insisting on a margin of safety between value and price. No one could have anticipated September 11th or the degree of controversy that enveloped Hollinger’s management. We made excellent returns on both investments despite these surprises — 36% in Hollinger and 166% in Brascan — because we bought the businesses at substantial discounts to appraisals that were approximately right. We exited as the market started to agree with us.

This same logic explains our sales of a portion of both Vivendi and SkyPerfect. The SkyPerfect case is particularly interesting because we sold a large block of shares to forced buyers of SkyPerfect when the stock was added to Japan’s TOPIX index in March. This is the inverse of the way we have acquired many of

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

our Japanese shares over the past five years — via purchases from forced sellers reducing their exposure to the Japanese markets because of either financial pressures or Japan’s declining weight in global indices.

Seeking the lowest-risk, highest-return investments almost always requires us to look dumb when we buy and when we sell. This is another reason that today’s nearly universal enthusiasm for equities makes us nervous. The same forces that gave us SkyPerfect at close to its net cash per share last March are taking it away at more than double the price only twelve months later despite no real change in the underlying business. This trend also explains the contribution of the other three top performers: NipponKoa, Millea, and NTT. All three are Japanese, and all are operating their businesses close to the way we and the market expected. Millea and NipponKoa have seen their book values grow as the Japanese market’s advance lifted their own equity portfolios, and NTT has seen slower declines in its fixed line business than expected, but nothing dramatic has changed in any of our Japanese investments other than their prices. We remain enthusiastic holders of all of our investees, but prices have clearly increased much faster than values have grown.

Fairfax contributed the only meaningful decline in the portfolio after reporting mixed operating results. Current underwriting operations are profitable, the investment portfolio is well-managed, the corporation’s capital position has improved, and problems with discontinued operations appear to be winding down.

Despite the market’s liftoff, we found two new investments in the first quarter: Coors and NTT DoCoMo. Coors was cheap for a number of reasons, but the most relevant for the International Fund was that few understood or appreciated the value of Coors’ substantial U.K. and Canadian businesses. NTT DoCoMo has lost market share in Japan’s advanced mobile telephone market. While the company faces near-term challenges, it also generates over $10 billion of pre-tax free cash flow that has been increasingly used to enhance value via share repurchases.

In normal times, adding two names in a quarter would represent exceptional research productivity. Our expected holding period is five years and we try to concentrate in our best twenty ideas. By this math, we need four new ideas a year to remain fully invested. We are confident that we will continue to find attractive opportunities, even though we will remain patient and committed to the idea that we must protect capital first and earn an adequate return second. We hope that you will share our patience as we wait for the next unique opportunity.

International Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended March 31, 2004

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	6.52%	4.18%	4.34%
One Year	70.99	11.74	57.54
Five Years	15.51	12.58	0.53
Since Public Offering 10/26/98	17.25	12.54	2.39

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 30.0% of Net Assets)

The NipponKoa Insurance Company, Ltd. (8754)	8.3%
Japanese provider of both non-life (property/casualty) and life insurance services.

Millea Holdings, Inc. (8766)	5.7%
Japan’s largest non-life (property/casualty) insurance company.

Shaw Communications Inc. (SJR)	5.6%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Vivendi Universal SA (EX FP)	5.4%
French conglomerate with numerous entertainment, media and telecommunications assets.

Nippon Telegraph and Telephone Corporation (9432)	5.0%
Japanese provider of a variety of telecommunication services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales, and related services.

PORTFOLIO CHANGES

January 1, 2004 through March 31, 2004

New Holdings	Eliminations

Adolph Coors Company – Class B NTT DoCoMo, Inc.	Brascan Corporation Hollinger International Inc. Vivendi Universal SA (ADR only)

International Fund - PORTFOLIO OF INVESTMENTS

at March 31, 2004 (Unaudited)

Shares			Value

Common Stock 73.3%
		Automobiles 4.8%
1,597,000		Renault SA (France)	$110,594,752
		Beverages 3.3%
721,300		Adolph Coors Company – Class B (United States)	50,094,285
1,889,000		Diageo plc (United Kingdom)	24,614,979

			74,709,264

		Broadcasting and Cable 16.8%
2,380,018		The News Corporation Limited (Australia)	21,405,262
1,385,000		The News Corporation Limited ADR (Australia)	49,832,300
2,172,300		Nippon Broadcasting System, Inc. (Japan)	109,622,483
7,808,900		Shaw Communications Inc. – Class B (Canada)	127,519,337
52,233		SKY Perfect Communications Inc. (Japan)	78,825,212

			387,204,594

		Food 3.2%
9,851,000		Ezaki Glico Co., Ltd. (Japan)	73,384,198
		Multi-Industry 7.8%
127,134,000	*	BIL International Limited (Singapore)	56,502,315
4,653,000	*	Vivendi Universal SA (France)	123,344,242

			179,846,557

		Natural Resources 0.3%
3,349,996	*	Gendis Inc. (Canada)(b)	6,117,318
		Property & Casualty Insurance 18.0%
591,500		Fairfax Financial Holdings Limited (Canada)	91,693,076
8,396		Millea Holdings, Inc. (Japan)	130,739,847
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)	191,590,215

			414,023,138

		Real Estate 2.4%
3,195,000		Trizec Properties, Inc. (United States)	54,794,250
		Restaurants 4.0%
2,418,000	*	Yum! Brands, Inc. (United States)	91,859,820
		Technology 5.0%
874,500		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	25,288,171
3,063,069		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	88,767,740

			114,055,911

International Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2004 (Unaudited)

Shares		Value

	Telecommunications 7.7%
20,335	Nippon Telegraph and Telephone Corporation (Japan)	$115,323,209
27,893	NTT DoCoMo, Inc. (Japan)	61,665,689

		176,988,898

	Total Common Stocks (Cost $1,099,010,810)	1,683,578,700

Principal
Amount

Short-Term Obligations 29.6%
86,238,000	Repurchase Agreement with State Street Bank, 0.40% due 4-1-04, Repurchase price $86,238,958 (Collateralized by U.S. government agency securities)	86,238,000
595,000,000	U.S. Treasury Bills, 0.86% – 0.94% due 4-1-04 to 7-8-04	594,279,865

	Total Short-Term Obligations	680,517,865

Total Investments (Cost $1,779,528,675)(a)	102.9%	2,364,096,565
Other Assets and Liabilities, Net	(2.9)	(65,596,430)

Net Assets	100.0%	$2,298,500,135

Net asset value per share		$15.03

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes.
(b)	Illiquid security.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

31,000,000	British Pound 9-15-04	$56,091,163	$(195,062)
170,000,000	Canadian Dollar 9-15-04	128,793,083	(1,827,923)
90,000,000	Euro 6-16-04	110,392,188	402,311
34,585,000,000	Japanese Yen 6-16-04	333,232,289	(8,380,863)
36,810,000,000	Japanese Yen 9-15-04	355,762,168	(14,011,170)

		$984,270,891	$(24,012,707)

International Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2004 (Unaudited)

COUNTRY WEIGHTING

OF STOCKS

Japan	45.2%
France	13.9
Canada	13.4
United States	11.7
Netherlands	6.8
Australia	4.2
Singapore	3.4
United Kingdom	1.4

100.0%

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund rose 1.5% during the first quarter and finished the twelve-month period up 53.7%. The Russell 2000 Index also compounded at a phenomenal rate, rising 6.3% over the last three months and 63.8% for the last year. That level of annual compounding will not be sustained over the long run. We remain the largest shareholders of the Small-Cap Fund because we believe that we will preserve capital and make a real return of inflation plus 10% over time.

The Small-Cap portfolio had a large amount of activity during the quarter. We sold Alleghany, Brascan, Hollinger, and Timberwest because all four reached our appraisal. We scaled back several positions as prices rose closer to value. We found one new investment, Coors, which rose 24% above cost, making it the largest contributor to the Fund’s performance. Short-term worries about Coors Light in the midst of the low-carb craze ignored the strength and growth opportunities of the Coors Light brand in the U.S. and Canada and the Carling and Grolsch brands in the U.K. In addition, CEO Leo Kiely is rolling out a low-carb alternative and significantly improving the operating efficiency and cash flow at the company.

Early in the quarter as the Level 3 bonds approached par and the stock rose, we trimmed both positions. In March when Level 3 lowered operating cash flow expectations for 2004, prices fell, hurting the Fund’s performance. The managed modem business will decline because AOL is decreasing its Level 3 business following revisions in AOL’s dial-up growth expectations. In addition, pricing competition in the Internet Protocol segment has remained terrible for longer than anticipated. Although demand for IP traffic is growing, revenues are flat. On the other hand, transport revenues are rising at a healthy rate. Our appraisal of Level 3 remains well above its price because we believe that beyond 2004 the company will make up in broadband what it loses in dial-up service, will benefit as pricing becomes more rational, and will continue to see massive increases in demand with the growth of newer applications such as voice-over-IP and wireless communications. We took advantage of the price decline by buying more of the senior and convertible notes in late March. Although the earlier sales and lower prices reduced Small-Cap’s Level 3 combined position from 12.5% to 10.7% over the quarter, the company remains the Fund’s largest holding with the bonds now more heavily weighted than the equity.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

MONY’s management continued to hit new lows with their behavior during the quarter. After management agreed to sell out to AXA for a very low multiple on book value and a very high severance package, shareholders from all directions (including Longleaf) voiced major opposition to the deal. Institutional Shareholder Services and Glass Lewis, the two major independent proxy advisory services, also came out against the deal, and a Delaware judge required MONY to amend its proxy materials to indicate that change in control payments to management were “considerably more lucrative than is normal.” MONY’s response to vocal shareholder opposition was to spend corporate assets suing shareholders (including Longleaf), and its response to the Delaware judge was to reduce management severance enough to fund a $0.10 increase in the $31 purchase price. A ten cent tweak of the purchase price means nothing when our value for the company, if properly managed, is north of $40 per share. To this end, we have recommended that Robert M. Devlin, ex-Chairman and CEO of American General, be installed as head of a new management team. In addition, in its revised proxy statement, MONY acknowledged that it would have had difficulty obtaining an affirmative vote from a majority of outstanding shares using the original record and meeting dates. In a move that was challenged (but upheld) in a Delaware court, MONY changed the record and meeting dates, thus allowing arbitrageurs with positions in a convertible debt instrument issued by AXA to fund the deal, to buy MONY shares and vote at the later meeting. Even though the MONY vote has shifted to an arb battle, Southeastern intends to continue to voice its opposition to the deal. Please see the SEC’s website at www.sec.gov under MONY’s corporate filings if you are interested in reading our letters and press releases opposing the deal.

Selling fully valued securities and purchasing heavily discounted investments helped lower the Small-Cap Fund’s price-to-value ratio from an all-time high of 85% to 79%. Cash reserves moved from 15% to almost 28%. We close the quarter not only with positive performance, but with a portfolio that contains less risk and, when we find a home for the cash, much more return opportunity.

Small-Cap Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended March 31, 2004

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	1.53%	4.18%	6.26%
One Year	53.68	11.74	63.83
Five Years	12.35	12.58	9.66
Ten Years	14.89	12.44	10.44

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 32.8% of Net Assets)

Level 3 Communications, Inc.

Common Stock (LVLT)	4.5%

Corporate Bonds	6.2%

Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

Shaw Communications Inc. (SJR)	5.9%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Adolph Coors Company (RKY)	5.6%
Producer of Coors Light, Coors, and other U.S. beer brands, plus Carling, Grolsch, and others in the U.K.

NCR Corporation (NCR)	5.5%
A leading provider of data warehousing through Teradata, ATM machines, and point-of-sale systems.

Fairfax Financial Holdings Limited (FFH CN)	5.1%
Canadian based property/casualty insurer offering both primary insurance and reinsurance.

PORTFOLIO CHANGES

January 1, 2004 through March 31, 2004

New Holdings	Eliminations

Adolph Coors Company – Class B	Alleghany Corporation Brascan Corporation Hollinger International Inc. TimberWest Forest Corp.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at March 31, 2004 (Unaudited)

Shares			Value

Common Stock 67.8%
		Beverages 10.1%
1,942,000		Adolph Coors Company – Class B	$134,871,900
5,353,800		PepsiAmericas, Inc.	109,324,596

			244,196,496

		Broadcasting and Cable 5.9%
8,716,700		Shaw Communications Inc. – Class B (Foreign)	142,343,711
		Commercial Lighting 3.6%
1,537,332	*	Genlyte Group Incorporated	86,152,085
		Construction Materials 4.3%
2,881,000		Texas Industries, Inc	104,148,150
		Data Processing 5.5%
3,046,700	*	NCR Corporation	134,237,602
		Financial Services 2.7%
2,089,600	*	The MONY Group Inc.	65,697,024
		Grocery – Retail 2.8%
3,394,100		Ruddick Corporation	68,696,584
		Lodging 4.1%
6,133,653		Hilton Hotels Corporation	99,671,861
		Manufacturing 3.4%
8,840,000	*	Jacuzzi Brands, Inc.	82,919,200
		Natural Resources 2.2%
1,489,700		Deltic Timber Corporation	52,854,556
		Property & Casualty Insurance 5.1%
799,900		Fairfax Financial Holdings Limited (Foreign)	123,998,802
		Real Estate 4.6%
2,064,875		Forest City Enterprises, Inc. – Class A	111,193,519
		Restaurants 4.2%
2,978,100		IHOP Corp.	102,565,764
		Retail 4.8%
2,332,500		The Neiman Marcus Group, Inc. – Class B	116,974,875
		Telecommunications 4.5%
27,197,271	*	Level 3 Communications, Inc.	109,333,030

		Total Common Stocks (Cost $1,117,388,443)	1,644,983,259

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at March 31, 2004 (Unaudited)

Principal
Amount

Corporate Bonds 6.2%
	Telecommunications 6.2%
130,650,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	$106,479,750
72,580,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	44,455,250

	Total Corporate Bonds (Cost $115,108,697)	150,935,000

Short-Term Obligation 27.6%
30,208,000	Repurchase Agreement with State Street Bank, 0.40% due 4-1-04, Repurchase Price $30,208,336 (Collateralized by U.S. government agency securities)	30,208,000
640,000,000	U.S. Treasury Bill, 0.86% – 0.94% due 4-1-04 to 7-8-04	639,193,094

Total Short-Term Obligations	669,401,094

Total Investments (Cost $1,901,898,234)(a)	101.6%	2,465,319,353
Other Assets and Liabilities, Net	(1.6)	(38,572,891)

Net Assets	100.0%	$2,426,746,462

Net asset value per share	$29.25

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes.

Note:	Companies designated as “Foreign” represent 11% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

155,000,000	Canadian Dollar 9-15-04	$117,428,987	$(1,666,636)

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including
Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent
Abbreviation	Symbol	Cusip	Fund Number

Partners	LLPFX	543069108	133
Intl	LLINX	543069405	136
Sm-Cap	LLSCX	543069207	134